EXHIBIT q.

                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Kevin J. Carr, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements, amendments thereto, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Janus Adviser (to be known as Phoenix Adviser Trust)
         Phoenix-Engemann Funds
         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund (to be known as
               Phoenix CA Tax-Exempt Bond Fund)
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partner Select Funds (to be known as Phoenix PHOLIOs(sm)) Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

            WITNESS my hand and seal on this 13th day of June, 2005.

/s/ E. Virgil Conway                         /s/ Harry Dalzell-Payne
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E. Virgil Conway, Trustee                   Harry Dalzell-Payne, Trustee


/s/ S. Leland Dill                          /s/ Francis E. Jeffries
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S. Leland Dill, Trustee                     Francis E. Jeffries, Trustee


/s/ Dr. Leroy Keith, Jr.                    /s/ Marilyn E. LaMarche
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Dr. Leroy Keith, Jr., Trustee               Marilyn E. LaMarche, Trustee


/s/ Philip R. McLoughlin                    /s/ Geraldine M. McNamara
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Philip R. McLoughlin, Trustee               Geraldine M. McNamara, Trustee


/s/ Everett L. Morris                       /s/ James M. Oates
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Everett L. Morris, Trustee                  James M. Oates, Trustee


/s/ Donald B. Romans                        /s/ Richard E. Segerson
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Donald B. Romans, Trustee                   Richard E. Segerson, Trustee


/s/ Ferdinand L.J. Verdonck                 /s/ Lowell P. Weicker, Jr.
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Ferdinand L.J. Verdonck, Trustee            Lowell P. Weicker, Jr., Trustee